Exhibit 99.1

Sandler O’Neill and Partners 2004 Financial Services Conference

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Financial Strength in Local Hands $18.2 Billion in Assets

Located in Florida, Alabama, Georgia, Nevada, Texas

48% of Assets or $8.6 Billion in Florida

6th Largest Bank in Florida in Deposits

Expanding in High-Growth Markets

289 Branches

40 Branches planned through 2005; 35 in Florida

Growing Retail Banking Franchise

Average Non-time Deposit Growth of 23% from 3Q03 to 3Q04 (excl. PCB) Strong retail deposit mix – 64% of deposits are non-time

Outstanding Track Record in Credit Quality

Nonperforming Assets Ratio of 0.33% lowest in Company’s history

Net charge-off ratio among the best for banks with over $10 billion in assets

Proven Community Banking Philosophy

Local Expertise in Lending Decisions

Creates an Atmosphere that Promotes Sales and Personalizes Customer Relationships

Experienced Management Team

7.3% Insider Ownership Aligns Interests of Shareholders, Bondholders and Management

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$18.2 Billion in Assets

(at 9/30/04)

Florida 48%

Nevada 4%

Texas 6%

Georgia 8%

Corporate 8%

Alabama 26%

Assets (in millions)

Florida $ 8,642

Alabama $ 4,777

Corporate $ 1,462

Georgia $ 1,526

Texas $ 994

Nevada $ 790

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289 Retail Branches

Alabama, 119

Texas, 12

Nevada, 13

Georgia, 22

Florida, 123

Planned Branch Additions through 2005:

Florida:

South FL 5

Bay Area 5

Southwest FL 3

Central FL 3

Panhandle 1

Union Bank 18

35

Alabama 1

Georgia 1

Nevada 1

Texas 2

TOTAL 40

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Non-time Deposit Concentration

12/31/96*

Alabama 80%

Other 3%

Georgia 8%

Florida 9%

*Began strategy to expand into growth markets outside of Alabama.

9/30/04

Alabama 27%

Corporate 2%

Nevada 5%

Texas 5%

Georgia 5%

Florida 56%

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In the Right Places

From 2000 to 2003 five states in the US had over 6% population growth

Colonial is in four of them – Florida, Georgia, Texas, Nevada

32% of the total population growth in the US came from those states

71% of non-time deposits in Florida, Georgia, Texas and Nevada 56% of non-time deposits in Florida Projected population growth 2005-2025:

35% 30% 25% 20% 15%

33.4% 32.5%

17.2%

Colonial Florida

Florida

US

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Florida Franchise

Entered Florida in 1996

Began Florida franchise with $232 million in assets

Completed 19 acquisitions in Florida $8.6 billion in assets in Florida

6th Largest Bank in Florida in deposits and branches

Colonial to acquire Union Bank of Florida the company’s largest acquisition to date. Upon the completion of the Union Bank merger Colonial should have :

50% of its assets in Florida 53% of its deposits in Florida 46% of its branches in Florida

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Florida Franchise

Current Branches

Projected Branches

Loan Portfolio and Asset Quality

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Loan Portfolio Distribution

(as of Sept. 30, 2004)

Consumer 2%

Other 1%

Commercial 8%

MWL 8%

Residential RE

17%

RE Construction 30%

CRE Owner Occ.

8%

CRE 26%

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Nonperforming Assets/Loans and ORE

1.34%

1.31%

1.07%

0.90%

0.84%

0.78% 0.72% 0.71%

0.64% 0.65% 0.60% 0.55% 0.54%

0.33%

0.46% 0.68% 0.84% 0.39% 0.31% 0.24% 0.24% 0.12% 0.11% 0.09% 0.15% 0.18% 0.15%

0.07%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 3Q04

Other Real Estate

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NPAs Consistently Below Industry

All FDIC insured commercial banks (as of 6/30/04)

Colonial BancGroup

4.50% 4.00% 3.50%

3.00% 2.50% 2.00% 1.50%

1.00% 0.50% 0.00%

1.04% 1.07%

0.73% 0.72% 0.78% 0.76%

0.66% 0.63% 0.65% 0.54% 0.54% 0.53%

0.33%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02

‘03

9/30/2

004

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Net Charge-offs/Average Loans

All FDIC insured commercial banks (as of 6/30/04)

Southern Regionals (provided by Sandler O’Neill & Partners)

Colonial BancGroup

1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

0.51% 0.47%

0.33% 0.31% 0.29%

0.23% 0.23% 0.21% 0.21% 0.28% 0.22% 0.09% 0.13% 0.18%

‘ 91 ‘ 92 ‘ 93 ‘ 94 ‘ 95 ‘ 96

‘ 97

‘ 98 ‘ 99 ‘ 00

‘01

‘ 02

‘ 03

9/

30 /2004

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Third Quarter Financial Highlights

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Earnings Per Share $1.20 $1.16 $1.06 $1.00

2000 2001 2002 2003

Record EPS

$0.31 $0.34

10%

3Q03 3Q04

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Net Income

(in thousands) $149,927 $140,025

$122,103 $115,120

7% 15%

2000 2001 2002 2003

Record Net Income $45,673 $38,812

18%

3Q03 3Q04

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Noninterest Income

(in 000s, excludes securities gains and losses $128,210 $129,000

$96,631 $85,008 $74,761

33% 14% 14%

2000 2001 2002 2003 2004*

*Projected

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Net Interest Margin Improvement

3.70%

3.60%

3.50%

3.40%

3.30%

3.64% 3.60% 3.58%

3.53%

3.43%

3Q03 4Q03 1Q04 2Q04 3Q04

Net Interest Margin

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Total Loans

(in millions, excluding mortgage warehouse loans) $11,511

$10,606 $10,265 $10,021

$9,266 $9,108

12%* 6% 10%

2000 2001 2002 2003 9/30/2003 9/30/2004

*7% excluding PCB

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Non-time Deposits

(in millions) $4,114 $3,468 $5,868

$4,950 $7,141

19%

20%

19%

20%*

2000 2001 2002 2003 9/30/2004

*Annualized, excluding PCB.

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Non-time Deposits/Total Deposits

64% 60% 53% 49% 43%

2000 2001 2002 2003 9/30/2004

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Solid Dividend Growth

Dividends have been paid to shareholders since the company’s inception in 1981.

$.48 $.44 $.38 $.34 $.30 $.27 $.22 $.18 $.20 $.16 $.17 $.15 $.56 $.58 $.52

Over a decade of increased dividends!

‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

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In Summary

Great franchise in high growth markets

Excellent asset quality

Expanding in market areas through acquisitions and new branches

More products to more people

Pay a good and increasing dividend

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Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2004 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Supplemental Information

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Credit Process

Solid and Proven Policies and Underwriting

We focus on lending to individuals we know We avoid “speculative” projects

We make deals that have strong guarantor support to back them up

Strong Committee Process

Low individual lending authorities Multi-tiered Committees Regional Director involvement

Experienced Credit Group

Active involvement by CEO and CCO Credit Review Area Risk Management Team

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Lending Authority

Committee Lending Authority Meeting

Senior Loan Comm. Over $20 million Bi-weekly

State Loan Comm. $2 – 20 million Bi-weekly

Directors Loan Comm. $500,000—$2 million Bi-weekly

Officers Loan Comm. $100 - $ 500,000 Weekly

*No individual has more than a $100,000 unsecured lending limit.

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CRE Loan Portfolio Distribution

(as of September 30, 2004)

Industrial 2.1%

Recreation 3.1%

Church/School 4.2%

Healthcare 7.6%

Lodging 7.8%

All Other Types 8.4%

Warehouse 11.9%

Multi-Family 12.8%

Office 17.6%

Retail 24.5%

23.3% Owner Occupied Average loan size = $593,689 Characteristics of 75 largest loans:

Total $744 million and represent 17% of CRE portfolio Average loan to value ratio is 67% Average debt coverage ratio = 1.42x

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Construction Loan Portfolio Distribution

(as of September 30, 2004)

Office 3.7%

Multi-Family 3.8%

Commercial Development 4.0%

All Other Types 6.5%

Retail 8.4%

Condominium 11.4%

Residential Home Construction 17.5%

Land Only 20.4%

Residential Developments and Lots 24.3%

Average loan size = $558,770 Characteristics of 75 largest loans:

Total $1.2 billion and represent 32% of portfolio Average loan to value ratio is 68%

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